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                                                                   Exhibit 10.26

                 JOINT ESCROW INSTRUCTION AND RELEASE AGREEMENT

         This Joint Escrow Instruction and Release Agreement is entered into this 17th day of February 2000 by and among FedEx Global Logistics, Inc. (formerly FDX Global Logistics, Inc. and FDX Logistics, Inc.), a Delaware corporation ("FedEx Logistics"), FedEx Corporation (formerly FDX Corporation), a Delaware corporation ("Parent"), GeoLogistics Corporation, a Delaware corporation ("GeoLogistics"), and GeoLogistics Americas Inc., on its own behalf and as successor by merger to GeoLogistics Air Services Inc. ("Americas"). Defined terms used herein shall have the meanings ascribed thereto in that certain Asset Purchase Agreement dated as of August 6, 1999 (the "Purchase Agreement") by and among Parent, FedEx Logistics, GeoLogistics, Americas and GeoLogistics Air Services Inc. ("GLAS").

         WHEREAS, the parties to the Purchase Agreement consummated the transactions contemplated by the Purchase Agreement on September 10, 1999 and pursuant to the terms of the Purchase Agreement, the parties deposited an aggregate of $10,000,000 in an escrow account (the "Escrow Account") with U.S. Bank Trust, National Association, as escrow agent (the "Escrow Agent");

         WHEREAS, pursuant to Section 13.1.2 of the Purchase Agreement, GeoLogistics, Americas and GLAS jointly and severally agreed to indemnify and hold harmless the Purchaser Indemnitees certain amounts with respect to unpaid 150-Day Receivables ("Overdue 150-Day Receivables"); and

         WHEREAS, the parties desire to amend the provisions of the Purchase Agreement with respect to indemnification for Overdue 150-Day Receivables to provide that such receivables shall be retained by FedEx Logistics in consideration for payment in the amount of $2,000,000 by GeoLogistics to FedEx Logistics from amounts on deposit with the Escrow Agent pursuant to the Escrow Agreement (the "Escrow Funds") in respect of such receivables and to amend the provisions of the Purchase Agreement and that certain Escrow Agreement dated as of September 10, 1999 by and among GeoLogistics, FedEx Logistics and the Escrow Agent to provide that the Escrow Funds shall be released forthwith in the manner and amounts described below.

         NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. In consideration for the payment by GeoLogistics to FedEx Logistics of $2,000,000 as set forth below and the retention by FedEx Logistics of the Overdue 150-Day Receivables, FedEx Logistics and GeoLogistics agree that on February 18, 2000, $2,000,000 of the Escrow Amount shall be wire transferred by the Escrow Agent to FedEx Logistics to the account set forth below and all remaining funds constituting the Escrow Amount, including all accrued interest on the Escrow Amount, shall be wire transferred by the Escrow Agent to GeoLogistics to the account set forth below. FedEx Logistics and GeoLogistics hereby jointly instruct the Escrow Agent to wire transfer on February 18, 2000 a sum of $2,000,000 to the following account:


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FedEx Logistics account:

FedEx Corporation
Citibank, N.A.
Account No.
ABA #

FedEx Logistics and GeoLogistics hereby jointly instruct the Escrow Agent to wire transfer on February 18, 2000, all remaining amounts on deposit in the Escrow Account to the following account:

GeoLogistics account:

GeoLogistics Corporation

GeoLogistics, Americas, Parent and FedEx Logistics further acknowledge and agree that notwithstanding any provision of the Escrow Agreement or the Purchase Agreement to the contrary, neither GeoLogistics nor Americas (on its own behalf and as successor by merger to GLAS) shall have any further obligation to maintain or deposit funds in the Escrow Account.

2. The parties hereto further agree that, upon receipt by FedEx Logistics of the wire transfer referred to in paragraph 1, neither GeoLogistics nor Americas (on its own behalf and as successor by merger to GLAS) shall have any liability to FedEx Logistics with respect to the Overdue 150-Day Receivables, including any liability pursuant to Section 13.1.2 of the Purchase Agreement or any liability for claims that may have been asserted as to breach of the representations and warranties made with respect to the Overdue 150-Day Receivables pursuant to
Section 6.14 or any other provision of the Purchase Agreement. In consideration for the payments to be made to FedEx Logistics pursuant to the terms hereof and the retention of the Overdue 150-Day Receivables, each of FedEx Logistics and Parent, on their own behalf and on behalf of each other Purchaser Indemnitee, hereby releases GeoLogistics and Americas (on its own behalf and as successor by merger to GLAS) from all liabilities and claims with respect to the Overdue 150-Day Receivables, including without limitation any claims that may have been asserted pursuant to Section 13.1.2 of the Purchase Agreement and any claims that may have been asserted as to breach of the representations and warranties made with respect to the Overdue 150-Day Receivables pursuant to Section 6.14 or any other provision of the Purchase Agreement, and hereby releases and forever discharges GeoLogistics and Americas (on its own behalf and as successor by merger to GLAS), and each of their respective individual, joint or mutual, past, present, and future Affiliates, stockholders and successors and assigns, from any and all claims, demands, proceedings, causes of action, court orders, obligations, contracts agreements (express or implied), debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both in law and in equity relating to the Overdue 150-Day


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Receivables. For purposes of clarification, Section 13.1.2 of the Purchase
Agreement shall be deemed to be deleted in its entirety from the Purchase Agreement.

3. Except as expressly amended hereby, each of the Purchase Agreement and the Escrow Agreement shall remain in full force and effect and nothing contained herein shall be deemed to constitute a waiver of any other provision of either the Purchase Agreement or the Escrow Agreement or otherwise limit, in any way, any remedy of FedEx Logistics or Parent under the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, each of the parties hereto has caused this Joint
Escrow Instruction and Release Agreement to be executed by its duly authorized officer.

                                     GEOLOGISTICS AMERICAS INC.

                                     By: /s/ Ronald Jackson
                                         ---------------------------------------
                                         Name:   Ronald Jackson
                                         Title:  Vice President and Assistant
                                                 Secretary

                                     GEOLOGISTICS CORPORATION

                                     By: /s/ Janet Helvey
                                         ---------------------------------------
                                         Name:   Janet Helvey
                                         Title:  Senior Vice President - Finance


                                     FEDEX GLOBAL LOGISTICS, INC.

                                     By: /s/ Debra A. Gray
                                         ---------------------------------------
                                         Name:   Debra A. Gray
                                         Title:  Vice President and Chief
                                                 Financial Officer


                                     FEDEX CORPORATION

                                     By: /s/ Alan B. Graf, Jr.
                                         ---------------------------------------
                                         Name:   Alan B. Graf, Jr.
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


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Acknowledged and agreed this 18th day of
February 2000.

U.S. BANK TRUST, NATIONAL ASSOCIATION,

As Escrow Agent

By: /s/ Thomas M. Gronlund
    -----------------------------------
    Name:  Thomas M. Gronlund
    Title: Vice President

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